RBC FUNDS TRUST

Semi-Annual Exhibit to Item 77O

Transactions Effected Pursuant to Rule 10f-3

RBC FUNDS TRUST:
Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period April 1, 2017 through September
30, 2017 in accordance with the Trust's Rule 10f-3
Procedures.

RBC Short Duration Fixed Income Fund

ISSUER: Sherwin Williams
Trade Date: 5/02/17
Part of Registered public offering
Selling Broker: Citigroup
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Citigroup; Wells Fargo Securities;
Morgan Stanley; PNC Capital Markets LLC; J.P. Morgan; HSBC;
KeyBanc Capital Markets; RBC Capital Markets; SunTrust
Robinson Humphrey; US Bancorp
Amount Purchased:  $240,000.00
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Amgen Inc.
Trade Date: 5/08/17
Part of Registered Public Offering
Selling Broker: BofA Merrill Lynch; Goldman Sachs;
Barclays; Mizuho
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BofA Merrill Lynch; Goldman Sachs & Co.
LLC; Barclays; Mizuho Securities; BNP Paribas; Citigroup;
Deutsche Bank Securities; J.P. Morgan; Morgan Stanley;
Credit Suisse; HSBC; MUFG; RBC Capital Markets; SMBC Nikko;
UBS Investment Bank; Wells Fargo Securities; MFR
Securities, Inc.
Amount Purchased:  $199,572.00
Purchase Price: $99.79/share
% of Issue: 0.01%

ISSUER: Tyson Foods
Trade Date: 05/23/17
Part of Registered Public Offering
Selling Broker: Morgan Stanley
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Morgan Stanley; J.P. Morgan; BofA
Merrill Lynch; Barclays; RBC Capital Markets; Rabo
Securities; Credit Agricole CIB; Goldman, Sachs & Co. LLC;
Mizuho Securities; MUFG; US Bancorp; Wells Fargo Securities
Amount Purchased:  $135,000.00
Purchase Price: $100/share
% of Issue: 0.04%

ISSUER: AT&T Inc.
Trade Date: 07/27/17
Part of Registered Public Offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BofA Merrill Lynch; Goldman Sachs & Co.
LLC; J.P. Morgan; Mizuho Securities; MUFG; Credit Suisse;
Deutsche Bank Securities; RBC Capital Markets; Wells Fargo
Securities; BBVA; Santander; TD Securities; Loop Capital
Markets; BNY Mellon Capital Markets, LLC; US Bancorp;
CastleOak Securities, L.P.; C.L. King & Associates; Ramirez
& Co., Inc.; Siebert Cisneros Shank & Co., LLC; The
Williams Capital Group, L.P.; Academy Securities; Drexel
Hamilton; MFR Securities, Inc.; Mischler Financial Group,
Inc.; Apto Partners, LLC; Blaylock Van, LLC
Amount Purchased:  $275,000.00
Purchase Price: $100/share
% of Issue: 0.04%

ISSUER: Regions Financial Corporation
Trade Date: 08/7/17
Part of Registered Public Offering
Selling Broker: Goldman Sachs & Co. LLC
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Goldman Sachs & Co. LLC; J.P. Morgan;
Morgan Stanley; RBC Capital Markets; Regions Securities
LLC; Citigroup; Barclays; Sandler O'Neill + Partners, L.P.;
R. Seelaus & Co., Inc.; Academy Securities; Ramirez & Co.,
Inc.
Amount Purchased:  $100,000.00
Purchase Price: $99.95/share
% of Issue: 0.01%

ISSUER: Discovery Communications, LLC
Trade Date: 09/07/17
Part of Registered Public Offering
Selling Broker: Goldman Sachs & Co. LLC
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Goldman Sachs & Co. LLC; Citigroup
Global Markets Inc.; Credit Suisse Securities (USA) LLC;
Barclays Capital Inc.; BNP Paribas Securities Corp.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho
Securities USA LLC; RBC Capital Markets, LLC; MUFG
Securities Americas Inc.; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities,
LLC; Deutsche Bank Securities Inc.
Amount Purchased:  $250,000.00
Purchase Price: $99.87/share
% of Issue: 0.02%


RBC Ultra-Short Fixed Income Fund

ISSUER: Sherwin Williams
Trade Date: 5/02/17
Part of Registered public offering
Selling Broker: Citigroup
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Citigroup; Wells Fargo Securities;
Morgan Stanley; PNC Capital Markets LLC; J.P. Morgan; HSBC;
KeyBanc Capital Markets; RBC Capital Markets; SunTrust
Robinson Humphrey; US Bancorp
Amount Purchased:  $180,000.00
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Amgen Inc.
Trade Date: 5/08/17
Part of Registered Public Offering
Selling Broker: BofA Merrill Lynch; Goldman Sachs;
Barclays; Mizuho
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BofA Merrill Lynch; Goldman Sachs & Co.
LLC; Barclays; Mizuho Securities; BNP Paribas; Citigroup;
Deutsche Bank Securities; J.P. Morgan; Morgan Stanley;
Credit Suisse; HSBC; MUFG; RBC Capital Markets; SMBC Nikko;
UBS Investment Bank; Wells Fargo Securities; MFR
Securities, Inc.
Amount Purchased:  $199,934.00
Purchase Price: $99.95/share
% of Issue: 0.03%

ISSUER: Tyson Foods
Trade Date: 05/23/17
Part of Registered Public Offering
Selling Broker: Morgan Stanley
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Morgan Stanley; J.P. Morgan; BofA
Merrill Lynch; Barclays; RBC Capital Markets; Rabo
Securities; Credit Agricole CIB; Goldman, Sachs & Co. LLC;
Mizuho Securities; MUFG; US Bancorp; Wells Fargo Securities
Amount Purchased:  $200,000.00
Purchase Price: $100/share
% of Issue: 0.06%



ISSUER: The Goldman Sachs Group, Inc.
Trade Date: 07/19/17
Part of Registered Public Offering
Selling Broker: Goldman Sachs & Co. LLC
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Goldman Sachs & Co. LLC; BB&T Capital
Markets; BBVA Securities; BMO Capital Markets; BNY Mellon
Capital Markets, LLC; Capital One Securities; ING; KeyBanc
Capital Markets; Lloyds Securities; Mizuho Securities; PNC
Capital Markets LLC; Rabo Securities; RBC Capital Markets;
Regions Securities LLC; Santander; Scotiabank; SMBC Nikko;
SunTrust Robinson Humphrey; TD Securities; UniCredit
Capital Markets; US Bancorp; Academy Securities; Drexel
Hamilton; Mischler Financial Group, Inc.; The Williams
Capital Group, L.P.
Amount Purchased:  $175,000.00
Purchase Price: $99.99/share
% of Issue: 0.04%

ISSUER: AT&T Inc.
Trade Date: 07/27/17
Part of Registered Public Offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BofA Merrill Lynch; Goldman Sachs & Co.
LLC; J.P. Morgan; Mizuho Securities; MUFG; Credit Suisse;
Deutsche Bank Securities; RBC Capital Markets; Wells Fargo
Securities; BBVA; Santander; TD Securities; Loop Capital
Markets; BNY Mellon Capital Markets, LLC; US Bancorp;
CastleOak Securities, L.P.; C.L.King & Associates; Ramirez
& Co., Inc.; Siebert Cisneros Shank & Co., LLC; The
Williams Capital Group, L.P.; Academy Securities; Drexel
Hamilton; MFR Securities, Inc.; Mischler Financial Group,
Inc.; Apto Partners, LLC; Blaylock Van, LLC
Amount Purchased:  $275,000.00
Purchase Price: $100/share
% of Issue: 0.04%

ISSUER: Discovery Communications, LLC
Trade Date: 09/07/17
Part of Registered Public Offering
Selling Broker: Goldman Sachs & Co. LLC
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Goldman Sachs & Co. LLC; Citigroup
Global Markets Inc.; Credit Suisse Securities (USA) LLC;
Barclays Capital Inc.; BNP Paribas Securities Corp.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho
Securities USA LLC; RBC Capital Markets, LLC; MUFG
Securities Americas Inc.; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities,
LLC; Deutsche Bank Securities Inc.
Amount Purchased:  $150,000.00
Purchase Price: $99.96/share
% of Issue: 0.03%